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                                                                       EXHIBIT N

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us under the heading "Experts" in this Pre-Effective Amendment No. 3 to the registration statement on Form N-2 of Salomon Brothers Capital and Income Fund Inc.


PricewaterhouseCoopers LLP
New York, NY
February 12, 2004